UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2005

CLINICAL DATA, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-12716	04-2573920
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification No.)

One Gateway Center, Suite 411, Newton, Massachusetts	02458
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (617) 527-9933

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    ☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On September 20, 2005, Clinical Data, Inc. and Icoria, Inc. issued a joint press release announcing that they have entered into an Agreement and Plan of Merger, dated as of September 19, 2005, whereby Clinical Data will acquire Icoria in a stock-for-stock transaction. The transaction is subject to certain customary conditions and is expected to close in late 2005 or early 2006. A copy of the joint press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference. The information required by Item 1.01 will be filed in a separate Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(c) Exhibits

99.1	Joint press release issued by Clinical Data, Inc. and Icoria, Inc. dated September 20, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clinical Data, Inc.

Date: September 20, 2005	By:	/s/ Caesar J. Belbel
Caesar J. Belbel
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint Press Release issued by Clinical Data, Inc. and Icoria, Inc. dated September 20, 2005.